                                                                 EXHIBIT 10.2.2




                     SCHEDULE OF EXECUTED LEASE AGREEMENTS
                        SHOWING MATERIAL VARIATIONS FROM
                            FORM OF LEASE AGREEMENT

                           (AS OF SEPTEMBER 30, 1997)

                         (Dollar Amounts in Thousands)


                                                                                                   Annual
                                                                                               Percentage Rent
Hotel Location/Franchise/                                                                      ---------------            Suite
-------------------------                                    Commencement     Annual         First       Second          Revenue
Manager (1)                         Lessor (2)    Lessee (3)     Date      Base Rent (4)   Tier (5)     Tier (6)     Breakpoint (4)
-----------                         ----------    ---------- ------------  -------------   --------     --------     --------------
Dallas (Park Central), TX                --                     7/28/94        $1,477           17%           65%       $3,590
Jacksonville, FL                         --                     7/28/94           882           17%           65%        3,490
Nashville, TN                            --                     7/28/94         1,667           17%           65%        4,290
Orlando (North), FL                      --                     7/28/94         1,571           19%           65%        2,650
Orlando (South), FL                      --                     7/28/94         1,413           17%           65%        4,580
Tulsa, OK                                --                     7/28/94         1,268           19%           65%        2,770
New Orleans, LA                          --                     12/1/94         1,960           19%           65%        4,290
Flagstaff, AZ                            --                     2/15/95           570           17%           65%        1,160
Dallas (Love Field), TX (7)              --                     3/29/95         1,836           17%           65%        3,060
Boston-Marlborough, MA                   --                     6/30/95           720           19%           65%          940
Corpus Christi, TX                       --                     7/19/95         1,000           17%           65%        1,495
Brunswick, GA                            --                     7/19/95           370           17%           65%        1,350
Chicago-Lombard, IL                      (8)                     8/1/95         1,900           17%           65%        3,270
Burlingame (SF Airport), CA              (9)                    11/6/95         3,147           17%           65%        3,174
Minneapolis (Airport) MN                 (9)                    11/6/95         2,778           17%           65%        2,138
Minneapolis (Downtown), MN               (9)                   11/15/95         1,387           17%           65%        2,091
St. Paul, MN                            (10)                   11/15/95         1,085           17%           65%        3,115
Boca Raton, FL (11)                      (9)                   11/15/95           654           17%           65%        1,421
Tampa (Busch Gardens), FL (11)           (9)                   11/15/95           786           17%           65%        1,287
Cleveland, OH                            (9)                   11/17/95         1,258           17%           65%        4,929
Anaheim, CA                              (9)                     1/3/96         1,272           17%           65%        2,062
Baton Rouge, LA                          (9)                     1/3/96         1,204           17%           65%        2,281
Birmingham, AL                           (9)                     1/3/96         1,898           17%           65%        1,273
Deerfield Beach, FL                      (9)                     1/3/96         2,163           17%           65%        2,568

                                                                                                   Annual
                                                                                               Percentage Rent
Hotel Location/Franchise/                                                                      ---------------            Suite
-------------------------                                    Commencement     Annual         First       Second          Revenue
Manager (1)                         Lessor (2)    Lessee (3)     Date      Base Rent (4)   Tier (5)     Tier (6)     Breakpoint (4)
-----------                         ----------    ---------- ------------  -------------   --------     --------     --------------
Ft. Lauderdale, FL                       (9)                    1/3/96        3,228           17%           65%        1,969
Miami (Airport), FL                      (9)                    1/3/96        2,222           17%           65%        2,882
Milpitas, CA                             (9)                    1/3/96        2,143           17%           65%        1,402
Phoenix (Camelback), AZ                  (9)                    1/3/96        2,812           17%           65%        1,428
South San Francisco (SF Airport),        (9)                    1/3/96        1,876           17%           65%        3,103
CA
Piscataway, NJ                           --                    1/10/96        1,355           17%           65%        3,574
Lexington, KY (12)                       --                    1/10/96        1,149           17%           65%        2,135
Beaver Creek, CO                         --                    2/20/96          375           17%           65%        2,284
Boca Raton, FL                           --                    2/28/96        1,368           17%           65%        3,670
Los Angeles (LAX), CA                   (13)                   3/27/96        1,600           17%           65%        4,130
Mandalay Beach, CA                       (9)                    5/8/96        1,927           17%           65%        2,909
Napa, CA                                 (9)                    5/8/96        1,215           17%           65%        3,145
Deerfield, IL (14)                       --         (15)       6/20/96        1,743           17%           65%        2,505
San Rafael, CA                          (17)        (15)       7/18/96        2,107           17%           65%        2,917
Parsippany, NJ                          (18)        (15)       7/31/96        2,440           17%           65%        3,930
Charlotte, NC                           (19)        (15)       9/12/96        2,200           17%           65%        3,352
Indianapolis, IN                        (20)        (15)       9/12/96        1,470           17%           65%        2,794
Atlanta (Buckhead), GA                   --         (15)      10/17/96        3,667           17%           65%        3,872
Myrtle Beach, SC                         --         (15)       12/5/96        1,963           17%           65%        6,236
San Antonio, TX                         (21)        (16)        2/1/97        1,400           17%           65%        2,474
Raleigh, NC                             (22)        (16)        2/1/97        2,100           17%           65%        2,711
Overland Park, KS                       (23)        (16)        2/1/97        1,600           17%           65%        2,114
Secaucus, NJ                            (24)        (16)        2/1/97        2,400           17%           65%        4,788
Kansas City, MO                         (25)        (16)        2/1/97        2,100           17%           65%        2,976
Covina, CA                              (26)        (16)        2/1/97          900           17%           65%        3,066
Austin, TX                              (27)        (16)        2/1/97        2,200           17%           65%        2,378
Atlanta (Perimeter Center), GA          (28)        (16)        2/1/97        2,300           17%           65%        2,949



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

                                                                                                   Annual
                                                                                               Percentage Rent
Hotel Location/Franchise/                                                                      ---------------            Suite
-------------------------                                    Commencement     Annual         First       Second          Revenue
Manager (1)                         Lessor (2)    Lessee (3)     Date      Base Rent (4)   Tier (5)     Tier (6)     Breakpoint (4)
-----------                         ----------    ---------- ------------  -------------   --------     --------     --------------
Bloomington, MN (11)                                 (16)       2/1/97         1,800         17%            65%         2,468
Omaha, NE (11)                                       (16)       2/1/97         1,400         17%            65%         1,703
Los Angeles (LAX North), CA                          (16)      2/18/97         1,669         17%            65%         3,176
Dana Point, CA (11)                                  (29)      2/20/97           992         17%            65%         2,211 (1997)
                                                                                                                          983 (1998)
Anne Arundel County                   (30)           (29)      3/20/97 (32)    1,900         17%            65%         2,536
(BWI), MD (11)
Troy, MI (11)                         (31)           (29)      3/20/97 (32)    2,100         17%            65%         1,935
Austin, TX (11)                       (31)           (29)      3/20/97 (32)    1,900         17%            65%         1,961
San Antonio, TX                       (33)           (16)      5/16/97         1,773         17%            65%         3,640
Nashville, TN                          (2)           (34)      6/05/97           900         17%            65%         1,585
Dallas (Market Center), TX             (2)           (16)      6/30/97         2,300         17%            65%         2,896
Syracuse, NY                           (2)           (16)      6/30/97         1,400         17%            65%         3,245
Atlanta (Galleria), GA (32)            (2)           (35)      6/30/97         2,155         17%            65%         3,777
College Park (Atlanta Airport),        (2)           (35)      6/30/97         2,426         17%            65%         5,033
GA (32)
Dallas (Park Central), TX (32)         (2)           (35)      6/30/97         2,284         17%            65%         6,490
(36)
Rosemont (O'Hare Airport), IL          (2)           (35)      6/30/97         3,522         17%            65%         2,760
(32)
Phoenix (Crescent), AZ (32)            (2)           (35)      6/30/97         2,908         17%            65%         6,218
Durham, NC                             (2)           (34)      7/28/97         1,700         17%            65%         1,900
Lake Buena Vista, FL                   (2)           (34)      7/28/97         2,900         17%            65%         2,272
Tampa (Rocky Point), FL                (2)           (34)      7/28/97         1,700         17%            65%         1,939

Philadelphia Society Hill, PA (32)    (37)           (35)      9/30/97         3,833         17%            65%         5,220

--------------------

         (1) Unless otherwise noted, the hotels under each Lease Agreement are operated as Embassy Suites(R) Hotels under a commitment or license agreement with Promus Hotels, Inc., and the Manager as defined in each Lease Agreement is Promus Hotels, Inc. or an affiliate thereof.

         (2) Unless otherwise noted, Lessor as defined in each Lease Agreement is FelCor Suites Limited Partnership
                  ("Partnership").




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




         (3) Unless otherwise noted, Lessee as defined in each Lease Agreement is DJONT Operations, L.L.C., a Delaware limited liability company.

         (4) The amount shown represents the amount set forth in each Lease Agreement as the annual Base Rent and the threshold suite revenue amount. Both of these amounts are subject to adjustment for changes in the consumer price index and may not represent the actual amount currently required under each Lease Agreement.

         (5) Represents percentage of suite revenue payable as Percentage Rent up to suite revenue breakpoint.

         (6) Represents percentage of suite revenue payable as Percentage Rent in excess of suite revenue breakpoint.

         (7) The Manager as defined in this Lease Agreement is American General Hospitality, Inc.

         (8) The Lessor as defined in this Lease Agreement is Embassy/GACL Lombard Venture, a joint venture between the Partnership and Promus Hotels, Inc.

         (9) The Lessor as defined in these Lease Agreements is FelCor/CSS Holdings, L.P., of which the Partnership is a 99% limited partner.

         (10) The Lessor as defined in this Lease Agreement is FelCor/St. Paul Holdings, L.P., of which the Partnership is a 99% limited partner and another subsidiary of the Company is a 1% general partner.

         (11) The hotels under these Lease Agreements are operated as Doubletree Guest Suites(R) Hotels; the Manager as defined in these Lease Agreements is DT Management, Inc.

         (12) The hotel under this Lease Agreement is operated as a Hilton Suites(R) Hotel under a franchise or license agreement with Hilton Inns, Inc., and the Manager as defined in this Lease Agreement is American General Hospitality, Inc.

         (13) The Lessor as defined in this Lease Agreement is Los Angeles International Airport Hotel Associates, a limited partnership of which the Partnership is the sole general partner and of which the Partnership has an approximate 97% partnership interest.

         (14) The Manager as defined in this Lease Agreement is Coastal Hotel Group, Inc.

         (15) The Lessee as defined in the Lease Agreement for these hotels is DJONT Leasing, L.L.C., a Delaware limited liability company, pursuant to an assignment of the applicable Lease Agreement from DJONT Operations, L.L.C.

         (16) The Lessee as defined in the Lease Agreement for these hotels is DJONT Leasing, L.L.C., a Delaware limited liability company.

         (17) The Lessor as defined in this Lease Agreement is MHV Joint Venture, a joint venture between the Partnership and Promus Hotels, Inc.

         (18) The Lessor as defined in this Lease Agreement is Embassy/Shaw Parsippany Venture, a joint venture between the Partnership and Promus Hotels, Inc.

         (19) The Lessor as defined in this Lease Agreement is E.S. Charlotte, a Minnesota limited partnership, of which the Partnership owns a 49% limited partner interest and FelCor/CSS Hotels, L.L.C., a Delaware limited liability company, owns a 1% general partner interest.

         (20) The Lessor as defined in this Lease Agreement is E.S. North, a Indiana Limited Partnership, an Indiana limited partnership, of which the Partnership owns a 49% limited partner interest and FelCor/CSS Hotels, L.L.C., a Delaware limited liability company, owns a 1% general partner interest.

         (21) The Lessor as defined in this Lease Agreement is EPT San Antonio Limited Partnership, of which the Partnership owns 49% and FelCor Eight Hotels, L.L.C. ("FelCor Eight") owns 1%.

         (22) The Lessor as defined in this Lease Agreement is EPT Raleigh Limited Partnership, of which the Partnership owns 49% and FelCor Eight owns 1%.

         (23) The Lessor as defined in this Lease Agreement is EPT Overland Park Limited Partnership, of which the Partnership owns 49% and FelCor Eight owns 1%.

         (24) The Lessor as defined in this Lease Agreement is EPT Meadowlands Limited Partnership, of which the Partnership owns 49% and FelCor Eight owns 1%.

         (25) The Lessor as defined in this Lease Agreement is EPT Kansas City Limited Partnership, of which the Partnership owns 49% and FelCor Eight owns 1%.

         (26) The Lessor as defined in this Lease Agreement is EPT Covina Limited Partnership, of which the Partnership owns 49% and FelCor Eight owns 1%.

         (27) The Lessor as defined in this Lease Agreement is EPT Austin Limited Partnership, of which the Partnership owns 49% and FelCor Eight owns 1%.

         (28) The Lessor as defined in this Lease Agreement is EPT Atlanta-Perimeter Center Limited Partnership, of which the Partnership owns 49% and FelCor Eight owns 1%.

         (29) The Lessee as defined in the Lease Agreement for this hotel is FCH/DT Leasing, L.L.C., a Delaware limited liability company.

         (30) The Lessor as defined in the Lease Agreement is FCH/DT BWI Holdings, L.P., a Delaware limited partnership.

         (31) The Lessor as defined in these Lease Agreements is FCH/DT Holdings, L.P., a Delaware limited partnership.

         (32) The Lease is for a term of 15 years and contains an automatic renewal provision, pursuant to which the Lease shall be extended for an additional five-year term if the corresponding Management Agreement is extended pursuant to the terms thereof for an additional five-year period.

         (33) The Lessor is Promus/FelCor San Antonio Venture, a Texas general partnership.

         (34) The Lessee is FCH/DT Leasing II, L.L.C., a Delaware limited liability company.

         (35) The Lessee is FCH/SH Leasing, L.L.C., a Delaware limited liability company.

         (36) The hotel under this Lease Agrement is operated as a Sheraton Suites Hotel.

         (37) The Lessor is FCH/Society Hill, L.P., a Pennsylvania limited partnership.



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